Exhibit 99.1

Supernus Pharmaceuticals Management March 2018 Presentation © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 1

Safe Harbor Statement This presentation and other matters discussed today or answers that may be given to questions asked include forward-looking statements within the meaning of the federal securities laws. These statements, among other things, relate to Supernus’ business strategy, goals and expectations concerning its product candidates, future operations, prospects, plans and objectives of management. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", “opportunity”, "plan", “potential”, "predict", "project", “target”, "will" and similar terms and phrases are used to identify forward-looking statements in this presentation. Supernus’ operations involve risks and uncertainties, many of which are outside its control, and any one of which, or a combination of which, could materially affect its results of operations and whether the forward-looking statements ultimately prove to be correct. Further information on these and other factors that could affect these forward-looking statements is contained in Supernus’ public filings with the Securities and Exchange Commission (SEC) from time to time, including our Annual Report or Form 10-K, which was filed with the Securities and Exchange Commission, and other filings with the SEC. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Supernus assumes no obligation to update any forward-looking statements except as required by applicable law. Supernus has an Offering Memorandum for the offering to which this communication relates. Before you invest, you should read the Offering Memorandum for more complete information about the issuer and this offering. You may obtain a copy of this Offering Memorandum, including the sections titled “Special Note Regarding Forward-Looking Statements” and “Risk Factors,” by calling Jefferies LLC, Equity Syndicate Prospectus Department at (212) 336-7460, JP Morgan Securities LLC at (866) 803-9204 or Cowen & Co., Prospectus Department at (631) 274-2806. © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 2

Summary of Offering Supernus Pharmaceuticals, Inc. SUPN / NASDAQ Global Market Convertible Senior Notes due 2023 144A Senior Unsecured $350 million $52.5 million 0.750% - 1.250% 32.5% - 37.5% April 1, 2023 (5 Years) Non-Callable To pay the costs of the convertible note hedge transactions, to acquire or invest in complementary businesses, companies, products and technologies, for working capital, and other general corporate purposes Jefferies, JP Morgan, Cowen Wednesday, March 14th (Post-market close) © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 3 Expected Pricing Date Joint Bookrunners Use of Proceeds Optional Redemption Maturity Indicative Conversion Premium Indicative Coupon Over-Allotment Option Principal Amount Ranking Offering Type Security Ticker / Exchange Issuer

Presenters Jack Khattar President and Chief Executive Officer 30 years (18 years at Shire/Supernus, CIMA, Merck, Novartis) Greg Patrick VP, Chief Financial Officer 31 years (6 years at Supernus, Sopherion, Bionor Immuno) Merck, MedImmune, Ventiv Health, © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 4

Investment Highlights Diversified & profitable pharma company with several “shots on goal” >$800 million in potential peak revenue for Oxtellar XR® and Trokendi XR® Late-stage psychiatry portfolio (SPN-810, SPN-812, Oxtellar XR®) Trokendi XR® and Oxtellar XR® have demonstrated strong sales growth Trokendi XR® is the most successful Anti-Epileptic Drug launch since 2010 Strong launch of Trokendi XR® in migraine accelerated script growth Sizeable market opportunity for all products Combined target market for Trokendi XR® and Oxtellar XR® is $13.5 billion $10 billion target market for SPN-810 (Impulsive Aggression) and SPN-812 (ADHD) Experienced and proven management team Team came from the successful drug-delivery unit of Shire plc Over 25 years of experience with a strong track record 700%+ return since IPO in 2012 © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 5

Proven Execution Ten Marketed Products Using Our Technologies Epilepsy Migraine All trademarks are the property of their respective owners. © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 6 Launch Year 201320142017 Trokendi XR® Trokendi XR® Oxtellar XR® Carbatrol®Adderall XR®Equetro®Intuniv® Mydayis™ Oracea® Sanctura XR® Orenitram®

Robust Portfolio of CNS Products and Product Candidates *Oxtellar XR is indicated for adjunctive treatment of partial seizures. **Trokendi XR is indicated for treatment of Migraine Prophylaxis. © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 7 Product Indication Development NDA Launch Oxtellar XR® Epilepsy* 2013 Trokendi XR® Trokendi XR® Epilepsy Migraine** 2013 2017 SPN-810 Impulsive Aggression Phase III SPN-812 ADHD Phase III Oxtellar XR® Bipolar Phase I/II SPN-809 Depression IND/Phase II Ready

Profitable CNS Pharma Company Strong Sales and Operating Income Growth Total Net Product Sales ($ Millions) Total Operating Income ($ Millions) 2013 2014 2015 2016 2017 12 2013 2014 2015 2016 2017 © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 8 294 210 144 90 100 54 -5 21 -62

Trokendi XR and Oxtellar XR Solid Prescription Growth Since Launch 673 Annual Prescriptions (Thousands) 700 650 600 550 500 450 400 350 300 250 200 150 100 50 0 2013 Source: IQVIA Monthly Prescriptions © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 2014 2015 2016 2017 9 (Thousands) Trokendi XR® Oxtellar XR®503 534 377 379 198 279 33 135 139 124 98 63 21

Trokendi XR and Oxtellar XR Non-Compliance – A Serious Problem in Epilepsy 71% of patients report missing a dose at least once/month 45% reporting seizures after a missed dose1 Serious Quality of Life Issues Increased Healthcare Costs Worsening of Condition Non-compliance leads to breakthrough seizures that cost annually in excess of $26,000 per patient2 1 Cramer, J.A., The relationship between poor medication compliance and seizures, published August 2002 in Epilepsy & Behavior. 2 Faught, R>E, Weiner, J>R>, Guerin, A, et al., Impact of nonadherence to antiepileptic drugs on healthcare utilization and costs: Findings from RANSOM study, published March 2009 Epilepsia; 50:501-9 © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 10

Trokendi XR and Oxtellar XR Extended-Release AEDs = Significant Patient Benefits Reduced Side Effects & Improved Tolerability Reduced Dosing Frequency & Precise Timing Smooth/Consistent PK ER IR Compliance Higher Effective Doses Reduced Breakthrough Seizures & Reliable Seizure Control Extended Release (“ER”), Immediate Release (“IR”), Anti-Epileptic Drugs (“AEDs”) and Pharmacokinetics (“PK”). © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 11

Oxtellar XR More Favorable Clinical Outcomes & Greater Adherence Compared to OXC-IR1 Oxtellar XR (n=109) OXC-IR (n=91) Oxtellar XR (n=70) OXC-IR (n=46) 16 30 14 25 12 20 10 8 15 6 10 4 5 2 0 0 ED Visits Hospitalizations Missed Doses 1O’Neal W, et al., Adherence and Resource Utilization with Extended-Release Oxtellar XR® or Immediate-Release Oxcarbazepine (OXC-IR) Treatment in Clinical Practice: A Standardized Case Record Review. Neurology 2015;84 (P1.244) © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 12 Percent of Patients Percent of Patients P = 0.08 24% 11% P = 0.18P = 0.02 14% 13% 8% 4%

Trokendi XR More Favorable Clinical Outcomes Compared to TPM-IR1 Side Effects with Trokendi XR vs. TPM-IR in Migraine Cohort (n=124) 28% Cognitive effect 12% Paresthesia 6% Somnolence TPM-IR Trokendi XR 3% Appetite decreased/weight loss *p<0.001 vs. TPM-IR †p<0.01 vs. TPM-IR % Gastrointestinal problem 4% 2% Fatigue % 6.8 Median Monthly Migraine Frequency Pre-vs. Post-Initiation of Trokendi XR Pre-Initiation (n=212) Post-Initiation (n=216) 1 O’Neal W et al. Cognitive tolerability and health outcomes with Trokendi XR (extended-release topiramate) in migraineurs. J Pain 2017; 18(4): S67. Retrospective Medical Chart Review TPM-IR = Topiramate immediate release © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 13 56% 3.0Relative Reduction p<0.001 6%* 2%† 1% 2 2% 1

Trokendi XR and Oxtellar XR Combined Target Market Opportunity of $13.5 Billion We believe we opportunity have the potential to capture a significant portion of this market >$500 Million1 >$300 Million2 Billion Epilepsy and Migraine Opportunity Oxtellar XR and Trokendi XR Bipolar Opportunity Oxtellar XR 1-Combined annual prescriptions of topiramate & oxcarbazepine of 14 million excluding psychiatry. Average net price per prescription of $450. Peak share of ~8%. 2-Anti-epileptic drugs represent 34% of 53 million prescriptions for bipolar (IMS). Average net price per prescription of $400. Peak share of ~5%. © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 14 5.$860.3 5.$870.2 Billion

Trokendi XR Migraine Launch National Monthly Total Prescriptions and Market Share Trends 4.63 55,000 Migraine Launch 4.50 50,000 3.82 4.00 45,000 3.50 40,000 2.85 3.00 2.78 2.78 35,000 2.49 2.42 2.42 30,000 2.50 2.13 1.95 25,000 2.00 1.77 1.11 20,000 1.50 15,000 1.00 10,000 0.50 5,000 - 0.00 Source: IQVIA NPA © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. TRx's % Market Share 15 Prescriptions (TRx’s) 17,786 17,285 20,156 20,560 21,598 23,394 24,651 24,854 25,599 27,516 27,069 29,314 27,473 28,123 30,446 29,580 31,251 32,325 31,614 34,354 33,081 33,720 34,078 34,929 33,378 31,830 36,487 35,477 43,264 45,323 45,550 51,022 49,166 53,286 53,715 55,207 % Market Share 4.16 3.48 2.91 2.59 2.70 2.25

Trokendi XR The Most Successful Anti-Epileptic Drug Launch Since 2010 Migraine Launch 50,000 40,000 30,000 20,000 10,000 - 1 3 5 7 911 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Months after Launch Source: IMS NPA © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 16 Prescriptions Fycompa Aptiom Topiramate XR Potiga Banzel Onfi Spritam Briviact Trokendi XR Oxtellar XR Epilepsy Launch

Psychiatry Pipeline Innovative SPN-810 SPN-812 Oxtellar XR Late Stage Portfolio First Treatment to be Developed for Impulsive Aggression Well Differentiated Novel Non-Stimulant Novel Product for Bipolar Disorder © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 17

SPN-810 Understanding Impulsive Aggression (IA) IA is a subtype of Maladaptive Aggression Impulsivity can be defined neurobiologically Impairment in self-control IA occurs across multiple disorders including ADHD, autism, bipolar disorder, schizophrenia, Alzheimer’s, PTSD and disorders of traumatic stress SPN-810 development initiated in ADHD into other areas. with plans to expand © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 18

SPN-810 Novel Product Candidate for IA Market Opportunity1 +$6.3B Granted Fast Track Designation Potential to Become First Product Approved to Treat 1st IA 2.3 Building Strong IP with Expirations 2029-2033 3.2 0.8 Two Ongoing Phase III Trials Phase III Adolescent Trial Expected to Start Mid-2018 2018 ADHD Autism PTSD/Bipolar 1 Initial indication in ADHD population with plans to expand into areas such as Autism and PTSD. CDC/US Census; IMS; Qualitative Opportunity Assessment Research 2014; * Assumption that quantitative research in ADHD is applicable to Autism, PTSD and Bipolar Disorder. Does not account for IA in other CNS areas. Company Research and Estimates © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 19

SPN-810

Significant Market Opportunity

	Percent	Target Prescriptions in Peak Year
ADHD Market Prescriptions		92 - 103 Million
Child and Adolescent ADHD Prescriptions Child Psychiatrists, Child Neurologists, Psychiatrists, and Top Pediatrician Deciles		24 - 28 Million
Prevalence of Impulsive Aggression	22.5 - 32%	5.4 - 9.0 Million
	Peak Market Share	**SPN-810 Potential Prescriptions**
SPN-810 Peak Demand	**16 - 20%**	**0.9 - 1.8 Million**

SPN-810 Market Sizing and Demand Study (April 2015); Assumes prevalence and demand from quantitative research are applicable to high ADHD pediatrician prescribers, and peak market share at 3–7 years post launch

Figures in the table above reflect management's estimates that are subject to several factors that are beyond our control and actual results may be significantly different from our estimates.

© 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved.

Supernus® Pharmaceuticals

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SPN-810

Phase IIb Study in IA in ADHD Patients

- Extended release molindone
- Randomized, double-blind, placebo-controlled, multicenter
- 6–12 year old patients with IA co-morbid with ADHD
- Primary endpoint: change from baseline to endpoint (Visit 10) in R-MOAS* ratings.
- Optional six-month open-label extension

	Children < 30 kg (mg/day)	Children ≥ 30 kg (mg/day)
Low Dose	12	18
Medium Dose	24	36
High Dose	36	54

* Retrospective modified overt aggression scale

© 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved.

Supernus® Pharmaceuticals

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SPN-810 Phase IIb – Low and Medium Doses Met Primary Endpoints Primary Endpoint: Change from Baseline at Visit 10 in R-MOAS# Score1 LOCF, ITT Population Improved Remission Rate at End of Study2 Improvement vs. Baseline 70% 60% 50% 40% 30% 20% 10% 0% (n=30) (n=27) (n=30) (n=31) * Placebo (n=30) Low doseMedium High dose (n=31) (n=27) dose (n=30) Remission: RMOAS<10, P significant at p< 0.05 2 Primary Endpoint before FDA input * P<0.05 vs. placebo # Retrospective modified overt aggression scale 1 Primary Endpoint based on FDA input © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 22 * 62% 58% 39% 40% LowMediumHigh R-MOASPlaceboDoseDoseDose Subjects Remitted 6141210 (20%)(52%)(40%)(32%) P-value for Remission Rate 0.0090.0430.276

SPN-810 Phase IIb – Well Tolerated by Patients (Rep*orRtedebsyo>lv5%edof aSuftbejerctds iisn conoentinuation N (%) N (%) *There is no statistically significant difference in the rate of incidence of AEs between the placebo arm and all active treatment groups combined © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 23 Most Common Adverse Events*Placebo (n=31)All Treatment (n=90) or more treatment groups) Headache 4 (13%)9 (10%) Sedation 2 (7%)8 (9%) Somnolence 1 (3%)2 (2%) Abdominal Pain 1 (3%)5 (6%) Increased Appetite 1 (3%)7 (8%) Decreased Appetite 05 (6%) Fatigue 03 (3%) Abnormal Weight Gain 01 (1%) Extrapyramidal Symptoms (EPS) Dystonia 0 (0)2 (2%) [Severe] Akathisia 1 (3.2%) [Mild]0 (0) Dyskinesia 0 (0)1 (1%) [Moderate]

SPN-810 Phase III Study Design *Primary Endpoint : Change in IA behavior frequency 1Predefined interim analysis of P301 completed September 2017 Both trials proceeding to completion with 1:1 randomization to 36mg dose and placebo Data expected in 1Q 2019 © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 24 Study Population Primary Objective* Study Duration Treatment Duration Dose Range1 No. of Subjects Status P301 Pediatric (6-12 years) Efficacy 10 weeks 6 weeks Placebo 36mg 291 Randomized Enrolling P302 Pediatric (6-12 years) Efficacy 10 weeks 6 weeks Placebo 36mg 291 Randomized Enrolling

SPN-812 Novel Non-Stimulant ADHD Product Candidate Viloxazine hydrochloride Norepinephrine reuptake inhibitor New Chemical Entity (NCE) with potential for five year market exclusivity if approved Previously marketed outside the US as an antidepressant Building strong IP with expirations from 2029-2033 Emerging clinical profile points to a potentially ADHD product well differentiated Four Phase III trials currently ongoing Pediatric and adolescent patients Data expected in 1Q 2019 © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 25

SPN-812 Phase IIb Study in Pediatric ADHD Patients Objectives: Assess effect in reducing symptoms of ADHD children aged 6-12 years Evaluate safety and tolerability Primary Endpoint: Change from baseline to End of Study in the ADHD-RS-IV total score Design: Double-blind, placebo-controlled, multicenter, dose-ranging study Placebo, 100/200/300/400mg Monotherapy 222 subjects randomized 3 weeks titration (100mg/week), 5 weeks treatment Rollover to Open-Label Extension Study © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 26

SPN-812 Phase IIb – Three Doses Met Primary Endpoint Primary Analysis Change from baseline in ADHD-RS-IV Total Score (ITT Population with LOCF) N=24 ITT = Intent To Treat LOCF = Last Observation Carried Forward © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 27 Statistics 400 mg N=44 300 mg N=47 200 mg N=46 100 mg N=45 Placebo LS Mean -19.0 -18.6 -18.4 -16.7 -10.5 End of Study Effect Size 0.63 0.60 0.55 0.46 P-value 0.021* 0.027* 0.031* 0.089 * At end of study all SPN-812 doses except the 100 mg dose are statistically significant compared to placebo at α = 0.05 level.

SPN-812 Phase IIb – Well Tolerated by Patients N=49 © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 28 Percentage of Patients with Related AEs, >5% SPN-812 ER Adverse Event (AE) Placebo N=24 100 mg N=48 200 mg N=48 300 mg N=48 400 mg Somnolence 0 14.6 20.8 20.8 24.5 Decreased appetite 8.3 10.4 12.5 8.3 16.3 Headache 0 4.2 10.4 6.3 12.2 Insomnia 0 6.3 4.2 6.3 6.3 Nausea 0 4.2 2.1 8.3 4.1 Fatigue 0 4.2 4.2 2.1 10.2 Irritability 0 2.1 8.3 4.2 2.0 Weight decreased 0 0 0 0 8.3 Discontinuations Due to AEs 0 8.3 6.3 2.1 10.2

SPN-812 Significant Market Opportunity Source: IMS NPA, Company Research and Estimates – Assumes peak at 3-7 years post launch Figures in the table above reflect management’s estimates that are subject to several factors that are beyond our control and actual results may be significantly different from our estimates. © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 29 Percent Target Prescriptions in Peak Year ADHD Market Prescriptions 89 - 100 Million Peak Market Share SPN-812 Potential Prescriptions SPN-812 Peak Demand 3 - 5% 2.7 - 5.0 Million SPN-812 Peak Gross Revenue $1.6 - 3.0 Billion

Oxtellar XR Novel Product Candidate for Bipolar Market Opportunity +53 Million Prescriptions Use of Oxcarbazepine in Psychiatry 50% Potential to Become Only Oxcarbazepine Product Approved to Treat Bipolar 1st 2018 Investigator-Initiated Trial Ongoing Source: IQVIA 2016 SSRI = Selective serotonin reuptake inhibitor SNRI = Serotonin & norepinephrine reuptake inhibitor © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 30 Class of Drugs % of Prescriptions Antiepileptics 34 Antipsychotics 29 SSRI’s 15 SNRI’s 6 Antimania 6 Other Antidepressants 6 Benzodiazepines 4 Total 100

Corporate Development Strategy Focused corporate development strategy Late-stage neurology assets including adjacent Leverage current sales force Examples include: Parkinson’s, MS, Migraine therapeutic areas Psychiatry assets that could launch before SPN-810 & SPN-812 Establish presence in psychiatry to pave the way for SPN-810 and SPN-812 Early-stage CNS assets to replenish pipeline behind SPN-810 and SPN-812 Strategic M&A that accelerates our progress towards becoming a leading specialty pharmaceutical company © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 31

Financial Summary 2017 Full Year Financial Results Net product sales of $294.1 million, up 40% over 2016 Operating income of $99.5 million, up 84% over 2016 Cash, cash equivalents, and investments at $273.7 million as of December 31, 2017 $165.5 million at December 31, 2016 © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 32

Positioned For Continued Strong Growth Growth Potential for Existing Products >$800 Million in Potential Peak Revenue for Oxtellar XR® and Trokendi XR® Innovative Late SPN-810 SPN-812 Oxtellar XR Stage Portfolio in Psychiatry First Product to be Developed for Impulsive Aggression Well Differentiated Novel Non-Stimulant Novel Product for Bipolar Disorder © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 33 33

Appendix © 2018 Supernus Pharmaceuticals, Inc. All Right s Reserved.

Oxtellar XR Improved Adverse Event Profile at Double the Dose of Trileptal® Dizziness Diplopia nuing ue to AEs Headache Somnolence 55% Reduction Vomiting Nausea Fatigue Asthenia 0 10 20 30 40 50 Trileptal 1200 mg/d (n=171) SPN-804O 2400 mg/d (n=123) Based on comparison of Oxtellar XR (SPN-804O) Phase III vs. Trileptal PI (adjunctive therapy study in adults); differences in trial design exist between the two studies. Dizziness includes vertigo in Trileptal group because of change in the MedDRA system © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 35 % of Patients Disconti 2400mg/d Therapy D Trileptal®Oxtellar XR® 30 66.7

ADHD Market Opportunity in the U.S Projected Annual Prescriptions (Millions) 120 110 100 90 80 70 60 50 40 30 20 10 0 2017 2018 20192020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Source - IMS NPA and Company Estimates Figures in the table above reflect management’s estimates that are subject to several factors that are beyond our control and actual results may be significantly different from our estimates. © 2018 Supernus Pharmaceuticals, Inc. All Rights Reserved. 36 106 103 100 97 95 92 89 87 84 82 80 77 75